================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 15, 2000
                                                           ------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
                        (As Successor to BANK ONE, N.A.)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of BANC ONE CREDIT CARD MASTER TRUST)

                                  United States
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

         0-25636                                        51-0269396
------------------------                   ------------------------------------
(Commission File Number)                   (IRS Employer Identification Number)


201 North Walnut Street, Wilmington, Delaware                           19801
---------------------------------------------                         ----------
(Address of principal executive offices)                              (Zip Code)


                                 (302) 594-4117
               --------------------------------------------------
               Registrant's telephone number, including area code

================================================================================

Item 5.     Other Events

            On May 15, 2000, the Banc One Credit Card Master Trust (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the following Certificates issued by the Trust, each of which is included in Group One and is a Principal Sharing Series:

                  6.15% Class A Asset Backed Certificates, Series 1995-A
                  6.30% Class B Asset Backed Certificates, Series 1995-A
                  6.30% Class A Asset Backed Certificates, Series 1995-B
                  6.45% Class B Asset Backed Certificates, Series 1995-B Floating Rate Class A Asset Backed Certificates, Series 1996-A Floating Rate Class B Asset Backed Certificates, Series 1996-A



Item 7.     Financial Statements and Exhibits

            (c) Exhibits.

            See page 4 for Exhibit Index.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        First USA Bank, N.A., as Servicer, on
                                        behalf of BANC ONE CREDIT CARD MASTER
                                        TRUST



                                        By:     /s/ Tracie H. Klein
                                                --------------------------------
                                        Name:   Tracie H. Klein
                                        Title:  First Vice President



Date:  May 15, 2000
       ------------

EXHIBIT INDEX

Exhibit        Description                                                                                  Page
-------        -----------                                                                                  ----
99.1           The Series Allocation Report for the monthly Period ending April 30, 2000.                    5-6

99.2           Banc One Credit Card Master Trust - Summary Report for Series 1995-A                          7-8

99.3           Banc One Credit Card Master Trust - Summary Report Series 1995-B                             9-10

99.4           Banc One Credit Card Master Trust - Summary Report for Series 1996-A                        11-12

99.5           Monthly Servicer's Certificates                                                             13-15

BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

Distribution Date of:        15-May-00   For the Monthly Period Ending:        30-Apr-00  Days in Interest Period (30/360)        30
Determined as of:             9-May-00   Monthly Period                               66  Days in Interest Period (Act/360)       28
           Beginning                           Total Trust        Investor Interest        Series 1995-A          Series 1995-B
---------------------------------              ------------       -----------------        -------------          -------------
Pool Balance (Principal)                   4,010,232,610.78
Finance Charges O/S                          149,870,275.57
Excess Funding Account                                 0.00

Initial Invested Amount                                            3,860,000,000.00        380,000,000.00         380,000,000.00
Invested Amount                                                    3,690,000,000.00        380,000,000.00         380,000,000.00
Class A Invested Amount                                                                    357,200,000.00         357,200,000.00
Class B Invested Amount                                                                     22,800,000.00          22,800,000.00

Principal Funding Account                                            297,666,666.67        238,133,333.33          59,533,333.33

Adjusted Invested Amount                                           3,392,333,333.33        141,866,666.67         320,466,666.67
Class A Adjusted Invested Amt                                                              119,066,666.67         297,666,666.67
Class B Adjusted Invested Amt                                                               22,800,000.00          22,800,000.00
Enhancement Invested Amount                                                    0.00                  0.00                   0.00

Principal Allocation Pct                            100.00%                  92.01%                 9.48%                  9.48%
Principal Collections                        440,204,628.68          405,052,583.60         41,712,732.19          41,712,732.19

Floating Allocation Pct                             100.00%                  87.56%                 5.02%                  9.48%
Finance Charge Collections                    71,841,657.82           62,905,278.01          3,607,997.66           6,807,542.76
Defaulted Amount                              27,492,837.86           24,073,005.29          1,380,732.26           2,605,155.21

Interchange Collections                        8,629,101.45            7,555,728.00            433,366.64             817,672.91
Servicer Interchange                                                   3,843,750.00            395,833.33             395,833.33

Shared Principal Collections                                         341,714,237.04                  0.00                   0.00
             Ending                            Total Trust        Investor Interest        Series 1995-A          Series 1995-B
---------------------------------              ------------       -----------------        -------------          -------------
Pool Balance (Principal)                   3,958,483,900.87
Finance Charges O/S                          149,079,276.24
Excess Funding Account                                 0.00

Initial Invested Amount                                            3,860,000,000.00        380,000,000.00         380,000,000.00
Invested Amount                                                    3,690,000,000.00        380,000,000.00         380,000,000.00
Class A Invested Amount                                                                    357,200,000.00         357,200,000.00
Class B Invested Amount                                                                     22,800,000.00          22,800,000.00

Principal Funding Account                                            416,733,333.33        297,666,666.67         119,066,666.67

Partial Amortization Amount                                                    0.00                  0.00                   0.00

Adjusted Invested Amount                                           3,273,266,666.67         82,333,333.33         260,933,333.33
Class A Adjusted Invested Amt                                                               59,533,333.33         238,133,333.33
Class B Adjusted Invested Amt                                                               22,800,000.00          22,800,000.00
Enhancement Invested Amount                                                    0.00                  0.00                   0.00

Principal Allocation Pct                            100.00%                  93.22%                 9.60%                  9.60%
Floating Allocation Pct                             100.00%                  85.70%                 3.58%                  8.10%

           Beginning                       Series 1996-A            Series 1997-1          Series 1997-2
---------------------------------          -------------            -------------          -------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount                    500,000,000.00          1,700,000,000.00        900,000,000.00
Invested Amount                            500,000,000.00          1,530,000,000.00        900,000,000.00
Class A Invested Amount                    465,000,000.00          1,530,000,000.00        900,000,000.00
Class B Invested Amount                     35,000,000.00                      0.00                  0.00

Principal Funding Account                            0.00                      0.00                  0.00

Adjusted Invested Amount                   500,000,000.00          1,530,000,000.00        900,000,000.00
Class A Adjusted Invested Amt              465,000,000.00          1,530,000,000.00        900,000,000.00
Class B Adjusted Invested Amt               35,000,000.00                      0.00                  0.00
Enhancement Invested Amount                          0.00                      0.00                  0.00

Principal Allocation Pct                           12.47%                    38.15%                22.44%
Principal Collections                       54,885,173.93            167,948,632.22         98,793,313.07

Floating Allocation Pct                            12.47%                    38.15%                22.44%
Finance Charge Collections                   8,957,293.10             27,409,316.90         16,123,127.59
Defaulted Amount                             3,427,835.81             10,489,177.56          6,170,104.45

Interchange Collections                      1,075,885.40              3,292,209.33          1,936,593.72
Servicer Interchange                           520,833.33              1,593,750.00            937,500.00

Shared Principal Collections                58,313,009.73            178,437,809.79        104,963,417.52
             Ending                        Series 1996-A            Series 1997-1          Series 1997-2
---------------------------------          -------------            -------------          -------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount                    500,000,000.00          1,700,000,000.00        900,000,000.00
Invested Amount                            500,000,000.00          1,530,000,000.00        900,000,000.00
Class A Invested Amount                    465,000,000.00          1,530,000,000.00        900,000,000.00
Class B Invested Amount                     35,000,000.00                      0.00                  0.00

Principal Funding Account                            0.00                      0.00                  0.00

Partial Amortization Amount                          0.00                      0.00                  0.00

Adjusted Invested Amount                   500,000,000.00          1,530,000,000.00        900,000,000.00
Class A Adjusted Invested Amt              465,000,000.00          1,530,000,000.00        900,000,000.00
Class B Adjusted Invested Amt               35,000,000.00                      0.00                  0.00
Enhancement Invested Amount                          0.00                      0.00                  0.00

Principal Allocation Pct                           12.63%                    38.65%                22.74%
Floating Allocation Pct                            12.63%                    38.65%                22.74%

*Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. Beginning Floating Allocation Percentages are based on the Adjusted Invested Amounts as of the last day of the Monthly Period preceding the current Monthly Period. Ending Floating Allocation Percentages will be used for next month's allocations.

BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

Distribution Date of:        15-May-00   For the Monthly Period Ending:        30-Apr-00  Days in Interest Period (30/360)        30
Determined as of:             9-May-00   Monthly Period                               66  Days in Interest Period (Act/360)       28

                                                                    Gross Balances of
Minimum Balance Requirement                                         Accounts Delinquent:                     (%)          ($)
---------------------------                                         --------------------                    -----   ----------------
Trust Initial Invested Amount              3,860,000,000.00            30 - 59 days                         1.69%      69,583,451.89
                                                                       60 - 89 days                         1.26%      51,558,282.62
Trust PFA                                    297,666,666.67            90 days +                            2.76%     113,297,644.85
Ending Portfolio Principal Balance         3,958,483,900.87            Total 30 days +                      5.71%     234,439,379.36

Beginning Excess Funding Acct Bal                      0.00
Required Excess Funding Account Deposit                0.00
Excess Funding Account Withdrawal                      0.00         Gross Credit Losses                     8.68%      29,003,983.80
                                                                    Net Credit Losses                       8.23%      27,492,837.86
Seller's Participation Amt (w/o EFA)         566,150,567.54         Discount Option Receivables                                    0
Required Seller's Interest                   197,924,195.04         Discount Percentage                                        0.00%
Required Excess Funding Account Balance                0.00         Finance Charge Billed - pool                       55,805,241.61
Seller's Participation Amount                566,150,567.54         Fees Billed - pool                                  9,490,172.96
Seller's Interest Percentage                         14.30%         Interest Earned on Collection Account               2,532,886.67
                                                                    Required Principal Balance                      3,860,000,000.00
Fraud Losses reassigned to the Seller                  0.00         EFA + Receivables + PFA                         4,256,150,567.54

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1995-A

Distribution Date of:                                                    15-May-00
Determined as of:                                                         9-May-00
For the Monthly Period Ending:                                           30-Apr-00
Days in Interest Period (30/360)                                                30
Days in Interest Period (Actual/360)                                            28

                                                                      Beginning            Ending              Change
                                                                      ---------            ------              ------

Pool Balance (Principal)                                          4,010,232,610.78     3,958,483,900.87     (51,748,709.91)
Excess Funding Account                                                        0.00                 0.00               0.00

Invested Amount                                                     380,000,000.00       380,000,000.00               0.00
Class A Invested Amount                                             357,200,000.00       357,200,000.00               0.00
Class B Invested Amount                                              22,800,000.00        22,800,000.00               0.00

Principal Funding Account                                           238,133,333.33       297,666,666.67      59,533,333.33

Adjusted Invested Amount                                            141,866,666.67        82,333,333.33     (59,533,333.33)
Class A Adjusted Invested Amount                                    119,066,666.67        59,533,333.33     (59,533,333.33)
Class B Adjusted Invested Amount                                     22,800,000.00        22,800,000.00               0.00
Enhancement Invested Amount                                                   0.00                 0.00               0.00

Reserve Account                                                       1,900,000.00         1,900,000.00               0.00

Available Cash Collateral Amount                                     16,568,000.00        11,210,000.00      (5,358,000.00)
Available Shared Collateral Amount                                   12,768,000.00         7,410,000.00      (5,358,000.00)
Spread Account                                                       11,400,000.00        11,210,000.00        (190,000.00)

Servicing Base Amount                                               141,866,666.67        82,333,333.33     (59,533,333.33)

Allocation Percentages
----------------------
Floating Allocation Pct                                                      5.02%
Principal Allocation Pct                                                     9.48%
Class A Floating Pct                                                        88.68%
Class B Floating Pct                                                        11.32%
Class A Principal Pct                                                       94.00%
Class B Principal Pct                                                        6.00%

                                                                        Series
Allocations                                              Trust          1995-A                  Class A            Class B
-----------                                              -----          ------                  -------            -------
Principal Collections                           440,204,628.68       41,712,732.19        39,209,968.26       2,502,763.93

Finance Charge Collections                       71,841,657.82        3,607,997.66         3,199,545.10         408,452.57
PFA Investment Proceeds                                     NA        1,051,380.06         1,051,380.06               0.00
Reserve Account Draw                                        NA          169,053.27           169,053.27               0.00
                                                                       -----------          -----------              -----
Available Funds                                                       4,828,431.00         4,419,978.43         408,452.57

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                    395,833.33           351,022.01          44,811.32
Monthly Interest                                                      1,950,350.00         1,830,650.00         119,700.00
Monthly Servicing Fee                                                    29,555.56            26,209.64           3,345.91
Defaulted Amounts                                27,492,837.86        1,380,732.26         1,224,422.95         156,309.31
                                                                     -------------        -------------        -----------
                                                                      3,756,471.15         3,432,304.61         324,166.55

Excess Spread                                                         1,228,269.16           987,673.82         240,595.33
Required Amount                                                               0.00                 0.00               0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                            2,009.78
Risk-Free Fee                                                                                  2,660.00
Interest on CCA Draw                                                                               0.00
Monthly Cash Collateral Fee                                                                    4,669.78

Cash Collateral Account (continued)
----------------------------------
Quarterly Excess Spread Percentage                                                                7.14%
Principal Payment Rate Calculation                                                               11.30%
Calculated Current Month's Spread Account Cap                                                     3.00%
Spread Account Cap Adjustment                                                                     0.00%
Applicable Spread Account Cap Percentage                                                          3.00%
Beginning Cash Collateral Amount                                                          16,568,000.00
Required Cash Collateral Amount                                                           11,210,000.00
Cash Collateral Account Draw                                                                       0.00
Cash Collateral Account Surplus                                                            5,358,000.00
Beginning Spread Account Balance                                                          11,400,000.00
Required Spread Account Amount                                                            11,210,000.00
Required Spread Account Draw                                                                       0.00
Required Spread Account Deposit                                                                    0.00
Spread Account Surplus                                                                       190,000.00


Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                                 5
Controlled Accumulation Amount                                                            59,533,333.33
Required PFA Balance                                                                     297,666,666.67
Beginning PFA Balance                                                                    238,133,333.33
Controlled Deposit Amount                                                                 59,533,333.33
Available Investor Principal Collections                                                  43,093,464.45
Principal Shortfall                                                                       16,439,868.88
Shared Principal to Other Series                                                                   0.00
Shared Principal from Other Series                                                        16,439,868.88
Class A Monthly Principal                                                                 59,533,333.33
Class B Monthly Principal                                                                          0.00
Monthly Principal                                                                         59,533,333.33
PFA Deposit                                                                               59,533,333.33
PFA Withdrawal                                                                                     0.00
Ending PFA Balance                                                                       297,666,666.67
Principal to Investors                                                                             0.00
Ending Class A Invested Amount                                                           357,200,000.00
Ending Class B Invested Amount                                                            22,800,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                            10.71%
Revolving Investor Interest                                                              630,000,000.00
Class A Invested Amount                                                                  357,200,000.00
Available Principal                                                                       67,452,497.06
Class A Accumulation Period Length                                                                    6

Reserve Account
---------------
Available Reserve Account Amount                                                           1,900,000.00
Covered Amount                                                                             1,220,433.33
Reserve Draw Amount                                                                          169,053.27
Portfolio Yield                                                                                  14.94%
Reserve Account Factor                                                                           50.00%
Portfolio Adjusted Yield                                                                          7.73%
Reserve Account Funding Period Length                                                                 3
Reserve Account Funding Date                                                                  15-Oct-99
Weighted Average Coupon                                                                           6.16%
Required Reserve Account Amount                                                            1,900,000.00
Reserve Account Surplus                                                                            0.00
Required Reserve Account Deposit                                                             159,644.51
Portfolio Yield - 3 month average                                                                15.37%
Base Rate - 3 month average                                                                       7.54%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                 7.83%

* Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1995-B

Distribution Date of:                                                    15-May-00
Determined as of:                                                         9-May-00
For the Monthly Period Ending:                                           30-Apr-00
Days in Interest Period (30/360)                                                30
Days in Interest Period (Actual/360)                                            28

                                                                      Beginning           Ending              Change
                                                                      ---------           ------              ------
Pool Balance (Principal)                                          4,010,232,610.78    3,958,483,900.87     (51,748,709.91)
Excess Funding Account                                                        0.00                0.00               0.00

Invested Amount                                                     380,000,000.00      380,000,000.00               0.00
Class A Invested Amount                                             357,200,000.00      357,200,000.00               0.00
Class B Invested Amount                                              22,800,000.00       22,800,000.00               0.00

Principal Funding Account                                            59,533,333.33      119,066,666.67      59,533,333.33

Adjusted Invested Amount                                            320,466,666.67      260,933,333.33     (59,533,333.33)
Class A Adjusted Invested Amount                                    297,666,666.67      238,133,333.33     (59,533,333.33)
Class B Adjusted Invested Amount                                     22,800,000.00       22,800,000.00               0.00
Enhancement Invested Amount                                                   0.00                0.00               0.00

Reserve Account                                                       1,900,000.00        1,900,000.00               0.00

Available Cash Collateral Amount                                     32,642,000.00       27,284,000.00      (5,358,000.00)
Available Shared Collateral Amount                                   28,842,000.00       23,484,000.00      (5,358,000.00)
Spread Account                                                       20,900,000.00       20,900,000.00               0.00

Servicing Base Amount                                               320,466,666.67      260,933,333.33     (59,533,333.33)

Allocation Percentages
----------------------
Floating Allocation Pct                                                      9.48%
Principal Allocation Pct                                                     9.48%
Class A Floating Pct                                                        94.00%
Class B Floating Pct                                                         6.00%
Class A Principal Pct                                                       94.00%
Class B Principal Pct                                                        6.00%

                                                                       Series
Allocations                                             Trust           1995-B              Class A            Class B
-----------                                         --------------------------------------------------------------------------
Principal Collections                               440,204,628.68   41,712,732.19       39,209,968.26       2,502,763.93

Finance Charge Collections                           71,841,657.82    6,807,542.76        6,399,090.19         408,452.57
PFA Investment Proceeds                                         NA      167,225.25          167,225.25               0.00
Reserve Account Draw                                            NA      145,324.75          145,324.75               0.00
                                                                       -----------         -----------              -----
Available Funds                                                       7,120,092.76        6,711,640.19         408,452.57

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                    395,833.33          372,083.33          23,750.00
Monthly Interest                                                      1,997,850.00        1,875,300.00         122,550.00
Monthly Servicing Fee                                                    66,763.89           62,758.06           4,005.83
Defaulted Amounts                                    27,492,837.86    2,605,155.21        2,448,845.90         156,309.31
                                                                     -------------       -------------        -----------
                                                                      5,065,602.43        4,758,987.29         306,615.15

Excess Spread                                                         2,210,799.64        1,952,652.91         258,146.73
Required Amount                                                               0.00                0.00               0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                           6,301.54
Risk-Free Fee                                                                                 5,201.78
Interest on CCA Draw or Difference between                                                        0.02
  Loan Interest and Deposit Interest                                                              ----
Monthly Cash Collateral Fee                                                                  11,503.34

Cash Collateral Account (continued)
-----------------------------------
Quarterly Excess Spread Percentage                                                               6.45%
Principal Payment Rate Calculation                                                              11.30%
Calculated Current Month's Spread Account Cap                                                    5.50%
Spread Account Cap Adjustment                                                                    0.00%
Applicable Spread Account Cap Percentage                                                         5.50%
Beginning Cash Collateral Amount                                                         32,642,000.00
Required Cash Collateral Amount                                                          27,284,000.00
Cash Collateral Account Draw                                                                      0.00
Cash Collateral Account Surplus                                                           5,358,000.00
Beginning Spread Account Balance                                                         20,900,000.00
Required Spread Account Amount                                                           20,900,000.00
Required Spread Account Draw                                                                      0.00
Required Spread Account Deposit                                                                   0.00
Spread Account Surplus                                                                            0.00


Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                                2
Controlled Accumulation Amount                                                           59,533,333.33
Required PFA Balance                                                                    119,066,666.67
Beginning PFA Balance                                                                    59,533,333.33
Controlled Deposit Amount                                                                59,533,333.33
Available Investor Principal Collections                                                 44,317,887.40
Principal Shortfall                                                                      15,215,445.94
Shared Principal to Other Series                                                                  0.00
Shared Principal from Other Series                                                       15,215,445.94
Class A Monthly Principal                                                                59,533,333.33
Class B Monthly Principal                                                                         0.00
Monthly Principal                                                                        59,533,333.33
PFA Deposit                                                                              59,533,333.33
PFA Withdrawal                                                                                    0.00
Ending PFA Balance                                                                      119,066,666.67
Principal to Investors                                                                            0.00
Ending Class A Invested Amount                                                          357,200,000.00
Ending Class B Invested Amount                                                           22,800,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                           10.71%
Revolving Investor Interest                                                             630,000,000.00
Class A Invested Amount                                                                 357,200,000.00
Available Principal                                                                      67,452,497.06
Class A Accumulation Period Length                                                                   6

Reserve Account
---------------
Available Reserve Account Amount                                                          1,900,000.00
Covered Amount                                                                              312,550.00
Reserve Draw Amount                                                                         145,324.75
Portfolio Yield                                                                                 16.17%
Reserve Account Factor                                                                          50.00%
Portfolio Adjusted Yield                                                                         7.40%
Reserve Account Funding Period Length                                                                3
Reserve Account Funding Date                                                                 15-Jan-00
Weighted Average Coupon                                                                          6.31%
Required Reserve Account Amount                                                           1,900,000.00
Reserve Account Surplus                                                                           0.00
Required Reserve Account Deposit                                                            135,915.99
Portfolio Yield - 3 month average                                                               15.29%
Base Rate - 3 month average                                                                      7.80%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                7.50%

* Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY  REPORT
Series 1996-A

Distribution Date of:                                                  15-May-00
Determined as of:                                                       9-May-00
For the Monthly Period Ending:                                         30-Apr-00
Days in Interest Period (30/360)                                              30
Days in Interest Period (Actual/360)                                          28

                                                                   Beginning              Ending            Change
                                                                   ---------              ------            ------
Pool Balance (Principal)                                        4,010,232,610.78    3,958,483,900.87    (51,748,709.91)
Excess Funding Account                                                      0.00                0.00              0.00

Invested Amount                                                   500,000,000.00      500,000,000.00              0.00
Class A Invested Amount                                           465,000,000.00      465,000,000.00              0.00
Class B Invested Amount                                            35,000,000.00       35,000,000.00              0.00

Principal Funding Account                                                   0.00                0.00              0.00

Adjusted Invested Amount                                          500,000,000.00      500,000,000.00              0.00
Class A Adjusted Invested Amount                                  465,000,000.00      465,000,000.00              0.00
Class B Adjusted Invested Amount                                   35,000,000.00       35,000,000.00              0.00
Enhancement Invested Amount                                                 0.00                0.00              0.00

Reserve Account                                                             0.00                0.00              0.00

Available Cash Collateral Amount                                   50,000,000.00       50,000,000.00              0.00
Available Shared Collateral Amount                                 50,000,000.00       50,000,000.00              0.00
Spread Account                                                      5,000,000.00        5,000,000.00              0.00

Servicing Base Amount                                             500,000,000.00      500,000,000.00              0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                   12.47%
Principal Allocation Pct                                                  12.47%
Class A Floating Pct                                                      93.00%
Class B Floating Pct                                                       7.00%
Class A Principal Pct                                                     93.00%
Class B Principal Pct                                                      7.00%

                                                                      Series
Allocations                                        Trust              1996-A             Class A           Class B
-----------                                     -----------------------------------------------------------------------
Principal Collections                          440,204,628.68      54,885,173.93       51,043,211.75      3,841,962.18

Finance Charge Collections                      71,841,657.82       8,957,293.10        8,330,282.59        627,010.52
PFA Investment Proceeds                                    NA               0.00                0.00              0.00
Reserve Account Draw                                       NA               0.00                0.00              0.00
                                                                           -----               -----              ----
Available Funds                                                     8,957,293.10        8,330,282.59        627,010.52

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                  520,833.33          484,375.00         36,458.33
Monthly Interest                                                    2,472,847.22        2,296,583.33        176,263.89
Monthly Servicing Fee                                                 104,166.67           96,875.00          7,291.67
Defaulted Amounts                               27,492,837.86       3,427,835.81        3,187,887.30        239,948.51
                                                                   -------------       -------------        ----------
                                                                    6,525,683.03        6,065,720.63        459,962.40

Excess Spread                                                       2,671,558.58        2,264,561.95        406,996.63
Required Amount                                                             0.00                0.00              0.00

1 Month Libor Rate                                  6.130000%
------------------

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                        24,305.56
Interest on CCA Draw                                                                            0.00
Total                                                                                      24,305.56

Cash Collateral Account (continued)
-----------------------------------
Quarterly Excess Spread Percentage                                                             6.23%
Principal Payment Rate Calculation                                                            11.30%
Calculated Current Month's Spread Account Cap                                                  1.00%
Spread Account Cap Adjustment                                                                  0.00%
Applicable Spread Account Cap Percentage                                                       1.00%
Beginning Cash Collateral Amount                                                       50,000,000.00
Required Cash Collateral Amount                                                        50,000,000.00
Cash Collateral Account Draw                                                                    0.00
Cash Collateral Account Surplus                                                                 0.00
Beginning Spread Account Balance                                                        5,000,000.00
Required Spread Account Amount                                                          5,000,000.00
Required Spread Account Draw                                                                    0.00
Required Spread Account Deposit                                                                 0.00
Spread Account Surplus                                                                          0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                              0
Controlled Accumulation Amount                                                         51,666,666.67
Required PFA Balance                                                                            0.00
Beginning PFA Balance                                                                           0.00
Controlled Deposit Amount                                                                       0.00
Available Investor Principal Collections                                               58,313,009.73
Principal Shortfall                                                                             0.00
Shared Principal to Other Series                                                       58,313,009.73
Shared Principal from Other Series                                                              0.00
Class A Monthly Principal                                                                       0.00
Class B Monthly Principal                                                                       0.00
Monthly Principal                                                                               0.00
PFA Deposit                                                                                     0.00
PFA Withdrawal                                                                                  0.00
Ending PFA Balance                                                                              0.00
Principal to Investors                                                                          0.00
Ending Class A Invested Amount                                                        465,000,000.00
Ending Class B Invested Amount                                                         35,000,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                         10.71%
Revolving Investor Interest                                                           500,000,000.00
Class A Invested Amount                                                               465,000,000.00
Available Principal                                                                    53,533,727.83
Class A Accumulation Period Length                                                                 9

Reserve Account
---------------
Available Reserve Account Amount                                                                0.00
Covered Amount                                                                                  0.00
Reserve Draw Amount                                                                             0.00
Portfolio Yield                                                                               14.65%
Reserve Account Factor                                                                        75.00%
Portfolio Adjusted Yield                                                                       6.95%
Reserve Account Funding Period Length                                                              3
Reserve Account Funding Date                                                               15-May-02
Weighted Average Coupon                                                                        5.93%
Required Reserve Account Amount                                                                 0.00
Reserve Account Surplus                                                                         0.00
Required Reserve Account Deposit                                                                0.00
Portfolio Yield - 3 month average                                                             14.79%
Base Rate - 3 month average                                                                    7.73%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                              7.05%

* Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.

                         MONTHLY SERVICER'S CERTIFICATE
                              FIRST USA BANK, N.A.


                       BANC ONE CREDIT CARD MASTER TRUST
                                 SERIES 1995-A


         The undersigned, a duly authorized representative of First USA Bank N.A., as Servicer ("First USA"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-A Supplement (as amended and supplemented, the "Series Supplement"), between First USA, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. First USA is, as of the date hereof, the Servicer under the Agreement.

          3. The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occuring on 15-May-00.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.
     [Or if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default.].

          6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other pursuant to the Agreement.
     [or, if there is a Lien, such Lien consists of ]

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 9th day of May-00




                                  FIRST USA BANK, N.A.
                                  as Servicer

                                  By: /s/ Tracie Klein
                                      -----------------------------
                                      Name:  Tracie Klein
                                      Title: First Vice President

                         MONTHLY SERVICER'S CERTIFICATE
                              FIRST USA BANK, N.A.


                        BANC ONE CREDIT CARD MASTER TRUST
                                  SERIES 1995-B


         The undersigned, a duly authorized representative of First USA Bank N.A., as Servicer ("First USA"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-B Supplement (as amended and supplemented, the "Series Supplement"), between First USA, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. First USA is, as of the date hereof, the Servicer under the Agreement.

          3. The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occuring on 15-May-00.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.
     [Or if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default.].

          6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other pursuant to the Agreement.
     [or, if there is a Lien, such Lien consists of ]

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 9th day of May-00


                                  FIRST USA BANK, N.A.
                                  as Servicer

                                  By: /s/ Tracie Klein
                                      -----------------------------
                                      Name:  Tracie Klein
                                      Title: First Vice President

                         MONTHLY SERVICER'S CERTIFICATE
                              FIRST USA BANK, N.A.


                        BANC ONE CREDIT CARD MASTER TRUST
                                  SERIES 1996-A


         The undersigned, a duly authorized representative of First USA Bank, NA, as Servicer ("First USA"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-A Supplement dated as of March 27, 1996 (as amended and supplemented, the "Series Supplement"), between First USA, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. First USA is, as of the date hereof, the Servicer under the Agreement.

          3. The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occuring on 15-May-00.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.
     [Or if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable].

          6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.
     [or, if there is a Lien, such Lien consists of]

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 9th day of May-00



                                  FIRST USA BANK, N.A.
                                  as Servicer

                                  By: /s/ Tracie Klein
                                      -----------------------------
                                      Name:  Tracie Klein
                                      Title: First Vice President